UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 25, 2007

THE PEOPLES BANCTRUST COMPANY, INC.

(Exact name of registrant as specified in its charter)

ALABAMA	0-13653	63-0896239

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 Broad Street, Selma, Alabama		36701

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (334) 875-1000

n/a

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On January 25, 2007 the Registrant announced its results of operations for the quarter and year ended December 31, 2006.  A copy of the related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information furnished herein, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued January 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PEOPLES BANCTRUST COMPANY, INC.

(Registrant)

Date: January 25, 2007	By:	/s/ Thomas P. Wilbourne

Thomas P. Wilbourne
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release dated January 25, 2007